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                                                                    Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 3, 2002, by and among Pemstar Inc., a Minnesota corporation, with headquarters located at 3535 Technology Drive N.W., Rochester, Minnesota 55901 (the "Company"), and the undersigned buyers (each, a "Buyer" and collectively, the "Buyers").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer (i) convertible notes of the Company (the "Initial Notes"), which will be convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock") (as converted, the "Initial Conversion Shares") in accordance with the terms of the Initial Notes, and (ii) warrants (the "Initial Warrants") which will be exercisable to purchase shares of Common Stock (the "Initial Warrant Shares");

         B. In connection with the Securities Purchase Agreement, the Buyer may be required to purchase and the Company may be required to sell, upon the terms and subject to the conditions of the Securities Purchase Agreement, (i) additional convertible notes of the Company (the "Subsequent Notes"), which will be convertible into shares of Common Stock (as converted, the "Subsequent Conversion Shares") in accordance with the terms of the Subsequent Notes, and
(ii) additional warrants (the "Subsequent Warrants"), which will be exercisable to purchase shares of Common Stock (the "Subsequent Warrant Shares");

         C. In connection with the Securities Purchase Agreement, each Buyer has the right, upon the terms and subject to the conditions of the Securities Purchase Agreement, to require the Company to issue and sell to such Buyer (i) additional convertible notes of the Company (the "Additional Notes" and, collectively with the Initial Notes and the Subsequent Notes, the "Notes"), which will be convertible into shares of Common Stock (as converted, the "Additional Conversion Shares" and, collectively with the Initial Conversion Shares and the Subsequent Conversions Shares, the "Conversion Shares") in accordance with the terms of the Additional Notes, and (ii) additional warrants (the "Additional Warrants" and, collectively with the Initial Warrants and the Subsequent Warrants, the "Warrants"), which will be exercisable to purchase shares of Common Stock (the "Additional Warrant Shares" and, collectively with the Initial Warrant Shares and the Subsequent Warrant Shares, the "Warrant Shares");

         D. The Notes will bear interest which, subject to certain conditions, the Company has the option to pay in shares of Common Stock (the "Interest Shares"); and

         E. To induce each Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

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         1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         (a) "Additional Effectiveness Deadline" means March 10, 2003.

         (b) "Additional Registrable Securities" means (i) the Additional Conversion Shares and the Additional Warrant Shares issued or issuable upon conversion of the Additional Notes and exercise of the Additional Warrants, respectively, (ii) the Interest Shares issued or issuable in relation to the Additional Notes, (iii) any shares of capital stock issued or issuable with respect to the Additional Conversion Shares, the Additional Warrant Shares, the Additional Warrants, the Additional Notes or the Interest Shares issued in relation to the Additional Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the Additional Notes or on exercises of the Additional Warrants, and (iv) the General Registrable Securities relating to the Initial Notes, the Subsequent Notes, the Initial Warrants and the Subsequent Warrants issued on or after the date the Subsequent Registration Statement is initially filed with the SEC (or, if the Subsequent Registration Statement is not filed, on or after the date the Initial Registration Statement is initially filed with the SEC).

         (c) "Additional Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Additional Registrable Securities.

         (d) "Effectiveness Deadline" means the Initial Effectiveness Deadline, the Subsequent Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

         (e) "General Registrable Securities" means (i) the Initial Conversion Shares and the Initial Warrant Shares issued or issuable upon conversion of the Initial Notes and exercise of the Initial Warrants, respectively, (ii) the Subsequent Conversion Shares and the Subsequent Warrant Shares issued or issuable upon conversion of the Subsequent Notes and exercise of the Subsequent Warrants, respectively, (iii) the Interest Shares issued or issuable in relation to the Initial Notes and Subsequent Notes and (iv) any shares of capital stock issued or issuable with respect to the Initial Conversion Shares, the Initial Warrant Shares, the Initial Warrants, the Initial Notes, the Subsequent Conversion Shares, the Subsequent Warrant Shares, the Subsequent Warrants, the Subsequent Notes, the Interest Shares issued in relation to the Initial Notes or the Interest shares issued in relation to the Subsequent Notes as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on conversions of the Initial Notes or the Subsequent Notes or on exercises of the Initial Warrants or the Subsequent Warrants.

         (f) "Initial Effectiveness Deadline" means October 1, 2002.

         (i) "Initial Registrable Securities" means General Registrable Securities relating to the Initial Notes, the Initial Warrants, the Subsequent Notes and the Subsequent Warrants issued on or prior to the trading day immediately preceding the date the Initial Registration Statement is initially filed with the SEC.

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         (j) "Initial Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

         (k) "Investor" means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

         (l) "Mandatory Filing Date" means the Initial Mandatory Filing Date, the Subsequent Mandatory Filing Date and the Additional Mandatory Filing Date (each, as defined below), as applicable.

         (m) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         (n) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

         (o) "Registrable Securities" means the Initial Registrable Securities, the Subsequent Registrable Securities and the Additional Registrable Securities, as applicable.

         (p) "Registration Statement" means the Initial Registration Statement, the Subsequent Registration Statement and the Additional Registration Statement, as applicable.

         (q) "Rule 415" means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous basis.

         (r) "SEC" means the United States Securities and Exchange Commission.

         (s) "Subsequent Effectiveness Deadline" means January 10, 2003.

         (t) "Subsequent Registrable Securities" means General Registrable Securities relating to the Initial Notes, the Initial Warrants, the Subsequent Notes and the Subsequent Warrants issued during the period beginning on and including the date the Initial Registration Statement is initially filed with the SEC and ending on and including the trading day immediately preceding the date the Subsequent Registration Statement is initially filed with the SEC.

         (u) "Subsequent Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Subsequent Registrable Securities.

Capitalized terms used herein and not otherwise defined herein shall have the respective

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meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

                  (a)      Mandatory Registration.

                           (i) Initial Mandatory Registration. The Company shall
                  prepare, and, on a date during the period beginning on and including July 20, 2002 and ending on and including August 1, 2002 (August 1, 2002 is referred to as the "Initial Mandatory Filing Date"), file with the SEC an Initial Registration Statement or Initial Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The first Initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 1.2 and (y) the number of Initial Registrable Securities calculated as of the trading day immediately preceding the date that the Initial Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the earlier of (A) December 1, 2002 and (B) the fifth (5th) Business Day following the date on which the Company is notified by the SEC that the Initial Registration Statement will not be reviewed or is no longer subject to further review and comments.

                           (ii) Subsequent Mandatory Registration. The Company
                  shall prepare, and, on a date during the period beginning on and including November 1, 2002 and ending on and including November 10, 2002 (November 10, 2002 is referred to as the "Subsequent Mandatory Filing Date"), file with the SEC a Subsequent Registration Statement or Subsequent Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Subsequent Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The Subsequent Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 1.2 and (y) the number of Subsequent Registrable Securities as of the trading day immediately preceding the date that the Subsequent Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have such Subsequent Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the earlier of (A) March 10, 2003 and (B) the fifth (5th) Business Day following the date on which the Company is notified by the SEC that the Subsequent Registration Statement will not be reviewed or is no longer subject to further review and comments.

                           (iii) Additional Mandatory Registration. The Company
                  shall prepare, and, on a date during the period beginning on and including January 1, 2003 and ending on and including January 10, 2003 (January 10, 2003 is referred to as the "Additional Mandatory Filing Date"), file with the SEC an Additional Registration Statement or Additional Registration Statements (as is necessary) on Form S-3 covering the resale of all of the Additional Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the product of (x) 1.2 and (y) the number of Additional Registrable Securities, related to the applicable Additional Closing Date, as of the

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                  trading day immediately preceding the date that the Additional
                  Registration Statement is initially filed with the SEC. The Company shall use its best efforts to have such Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the earlier of (A) May 10, 2003 and (B) the fifth (5th) Business Day following the date on which the Company is notified by the SEC that the Additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

                  (b) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of applicable Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is last filed with the SEC. In the event that an Investor sells or otherwise transfers any of such Person's Registrable Securities included in any Registration Statement, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any applicable Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of applicable Registrable Securities then held by such Investors.

                  (c) Legal Counsel. Subject to Section 5 hereof, the Buyers holding a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"), which shall be Katten Muchin Zavis Rosenman or such other counsel as thereafter designated by the holders of a majority of Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

                  (d) Eligibility for Form S-3. The Company represents and warrants that it currently meets the requirements for use of Form S-3 for registration of the resale of the Registrable Securities, and has no actual knowledge of any facts which would reasonably cause the Company to fail to meet such requirements. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  (e) Sufficient Number of Shares Registered. In the event that the number of shares available under (i) a Registration Statement filed pursuant to Section 2(a) together with (ii) any Registration Statements filed pursuant to this Section 2(e) is insufficient to cover the resale of 110% of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the registered shares pursuant to Section 2(b), the Company shall amend any such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 120% of the Registrable Securities calculated as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement), in each case, as soon as practicable, but in any event not later than 15 days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective

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as soon as practicable following the filing thereof.

         (f) Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all the applicable Registrable Securities and required to be filed by the Company pursuant to this Agreement is not (A) filed with the SEC on or before the applicable Mandatory Filing Date or (B) declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after a Registration Statement has been declared effective by the SEC sales of all the applicable Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(t))) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell applicable Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity, but which shall be taken into account in determining such other remedies), the Company shall pay to each holder of Notes an amount in cash equal to the product of (i) the aggregate principal amount of the Notes convertible into Conversion Shares included in such Registration Statement held by such holder multiplied by (ii) the sum of (A) 0.02, if such Registration Statement is not filed by the applicable Mandatory Filing Date, plus (B) 0.02, if such Registration Statement is not declared effective by the applicable Effectiveness Deadline, plus, (C) the product of (I) 0.0005 multiplied by (II) the sum of (x) the number of days after the applicable Mandatory Filing Date (but not including any days after the applicable Effectiveness Deadline) that such Registration Statement is not filed with the SEC, plus (y) the number of days after the applicable Effectiveness Deadline that such Registration Statement is not declared effective by the SEC, plus (z) the number of days after such Registration Statement has been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the resale of all the applicable Registrable Securities required to be included on such Registration Statement pursuant to Section 2(e). The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third
(3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

         3.       RELATED OBLIGATIONS.

         In connection with the Company's obligation to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(e), the Company shall have the following obligations:

                  (a) The Company shall submit to the SEC, within three (3) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall keep a particular Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all the Investors may sell all of the applicable

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         Registrable Securities pursuant to Rule 144(k) under the 1933 Act (or any successor thereto); provided, however, the Company may presume the Investors are not affiliates of the Company under Rule 144(k) for the purposes of calculating such date, or (ii) the date as of which none of the Notes or Warrants convertible or exercisable into Conversion Shares or Warrant Shares, respectively, included in such Registration Statement is outstanding and the Investors shall have sold all the applicable Registrable Securities (the "Registration Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

                  (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                  (c) The Company shall permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least five (5) Business Days prior to their filing with the SEC, and not file any document in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

                  (d) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (ii) upon the effectiveness of any Registration Statement, ten copies of the prospectus included in such Registration Statement and all amendments and

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         supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  (e) The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration or qualification applies, all the Registrable Securities covered by a Registration Statement under all securities or "blue sky" laws of such jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
         (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  (f) The Company shall (i) notify Legal Counsel and each Investor in writing (provided that in no event shall such notice include any material, nonpublic information) as promptly as practicable upon its discovery that the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading,
         (ii) promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and (iii) deliver ten copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (provided that in no event shall such notice include any material, nonpublic information)
         (x) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail),
         (y) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (z) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify (provided that in no event shall such notification include any material, nonpublic information) Legal Counsel and each Investor who holds Registrable

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         Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                  (h) At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                  (i) The Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
         (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

                  (j) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  (k) The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                  (l) The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                  (m) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

                  (n) If requested by an Investor, the Company as promptly as practicable shall: (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor, the persons selling the Registrable Securities and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by a holder of such Registrable Securities.

                  (o) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other United States governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  (p) The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  (q) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                  (r) Within two (2) Business Days after any Registration Statement which includes the applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                  (s) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

                  (t) Notwithstanding anything to the contrary in Section 3(f), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material, nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and after receiving advice of counsel to the Company, in the best interest of the Company and, after receiving advice of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify each Investor in writing of the existence of material, nonpublic information giving rise to a Grace Period (provided that in no event shall such notice include any material, nonpublic information) and the date on which the Grace Period will begin, and (ii) notify each Investor in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 15 consecutive days and during any consecutive 365-day period such Grace Periods shall not to exceed 45 days and the first day of any Grace Period must be at least three (3) Trading Days (as defined in the Notes) after the last day of any prior Grace Period (each, an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date that each Investor receives the notice referred to in clause (i) above and shall end on the date for which the Company provides the notice referred to in clause (ii) above (not to exceed 15 days). The provisions of Sections 2(f) and 3(g) and the first sentence of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled. Each Investor agrees not to publicly disclose the fact that such Investor has received a notice of a Grace Period, provided such notice is in accordance with the terms of this Section 3(t).

         4.       OBLIGATIONS OF THE INVESTORS.

                  (a) At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor and for such Investor to receive any Registration Delay Payments that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                  (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
         Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

         5.       EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than underwriting discounts and brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company also shall reimburse the Investors for fees and disbursements of Legal Counsel in connection with registration filing or qualification pursuant to Sections 2 and 3 of this Agreement, provided that the Company shall only be required to reimburse the Investors for an amount up to or equal to $5,000.

         6.       INDEMNIFICATION.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or
         (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). The Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable attorneys' fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; and (iv) the indemnification agreement contained in this Section 6(a) with respect to any prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in such prospectus, as then amended and supplemented, and such corrected prospectus was delivered to such Indemnified Person in a timely manner in accordance with this Agreement prior to the sale giving rise to such indemnification claim and such Investor failed to deliver such corrected prospectus prior to such sale. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party") against any Claim or Indemnified Damages to which any of them may become subject, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any reasonable attorneys' fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
         Section 6(b) and the
         agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
         Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.       CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no person involved in the sale of Registrable Securities which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

         8.       REPORTS UNDER THE 1934 ACT.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  (a) cause to be available adequate current public information with respect to the Company, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws;
         (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee provides the Company with a writing agreeing to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11.      MISCELLANEOUS.

                  (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or
         (iii) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Pemstar, Inc.
                           35353 Technology Drive N.W.
                           Rochester, Minnesota 55901
                           Telephone: (507) 292-6941
                           Facsimile: (507) 280-0838
                           Attention: William J. Kullback, Executive Vice
                                        President and Chief Financial Officer

                  With a copy to:

                           Dorsey & Whitney LLP
                           50 South Sixth Street, Suite 1500
                           Minneapolis, Minnesota 55402
                           Telephone: (612) 343-7962
                           Facsimile: (612) 340-8738
                           Attention: Jonathan B. Abram, Esq.

                  If to Legal Counsel:

                  Katten Muchin Zavis Rosenman
                  525 West Monroe Street, Suite 1600
                  Chicago, Illinois 60661-3693
                  Telephone:  312-902-5200
                  Facsimile:  312-902-1061
                  Attention:  Robert J. Brantman, Esq.

         If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers to the Securities Purchase Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

                  (e) This Agreement, the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (j) All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities.

                  (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  (l) Except for Sections 6 and 7, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each Buyer and the Company have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                    BUYERS:

PEMSTAR INC.                                SMITHFIELD FIDUCIARY LLC

By: /s/ Al Berning                          By: /s/ Adam J. Chill
    ----------------------------------          --------------------------------
    Name:   Allen J. Berning                    Name:  Adam J. Chill
    Title:  Chairman, Chief Executive           Title: Authorized Signatory
    Officer and President

                                            CITADEL EQUITY FUND LTD.

                                            By: /s/ Kenneth A. Simpler
                                                --------------------------------
                                                Name:  Kenneth A. Simpler
                                                Title: Vice President

                               SCHEDULE OF BUYERS

         Buyer                              Address and Facsimile Number
------------------------             ---------------------------------------

Smithfield Fiduciary LLC             c/o Highbridge Capital Management, LLC
                                     9 West 57th Street, 27th Floor
                                     New York, New York 10019
                                     Attention: Ari J. Storch
                                                Adam J. Chill
                                     Facsimile: (212) 751-0755
                                     Telephone: (212) 287-4720

                                     With a copy to:

                                     Schulte Roth & Zabel LLP
                                     919 Third Avenue
                                     New York, New York 10022
                                     Attention: Eleazer Klein, Esq.
                                     Facsimile: (212) 593-5955
                                     Telephone: (212) 756-2376


Fisher Capital Ltd.                  c/o Citadel Investment Group, L.L.C.
                                     225 West Washington Street
                                     Chicago, Illinois  60606
                                     Attention: Kenneth A. Simpler
                                     Facsimile: (312) 338-0780
                                     Telephone: (312) 696-2100

                                     With a copy to (if not the Legal
                                     Counsel)

                                     Katten Muchin Zavis Rosenman
                                     525 W. Monroe Street
                                     Chicago, Illinois 60661-3693
                                     Attention: Robert J. Brantman, Esq.
                                     Facsimile: (312) 902-1061
                                     Telephone: (312) 902-5200


Wingate Capital Ltd.                 c/o Citadel Investment Group, L.L.C.
                                     225 West Washington Street
                                     Chicago, Illinois  60606
                                     Attention: Kenneth A. Simpler
                                     Facsimile: (312) 338-0780
                                     Telephone: (312) 696-2100

                                     With a copy to (if not the Legal
                                     Counsel)

                                     Katten Muchin Zavis Rosenman
                                     525 W. Monroe Street
                                     Chicago, Illinois 60661-3693
                                     Attention: Robert J. Brantman, Esq.
                                     Facsimile: (312) 902-1061
                                     Telephone: (312) 902-5200

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]

Attn: ___________________________

        Re:  Pemstar Inc.
             ------------

Ladies and Gentlemen:

         We are counsel to Pemstar Inc., a Minnesota corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which on ______ __, 200_ the Company issued to the Holders convertible notes of the Company (the "Notes") convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and warrants to purchase shares of Common Stock (the "Warrants"). The Notes bear interest which the Company, subject to certain conditions, may pay in shares of Common Stock (the "Interest Shares"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants and the Interest Shares, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                        Very truly yours,

                                        [ISSUER'S COUNSEL]

                                        By:
                                            ----------------------------------
cc: [LIST HOLDERS]